UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2009

Comarco, Inc.
 (Exact name of registrant as specified in its charter)

California	000-05449	95-2088894
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25541 Commercentre Drive, Lake Forest, California	92630-8870
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 599-7400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On July 22, 2009, the Board of Directors of Comarco, Inc. (the “Company”) adopted an amendment (the “Amendment”) to the Amended and Restated Bylaws of the Company (the “Bylaws”) to reduce the authorized number of directors from six directors to five directors. The Amendment will become effective upon the calling to order of the Company’s 2009 annual meeting of shareholders at which a quorum is present. The text of Section 1(b) of Article IV of the Bylaws, as amended, reads as follows:

“The exact number of directors shall be five, until changed as provided in subdivision (a) of this Section.”

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Bylaws of Comarco, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMARCO, INC.
(Registrant)

Date: July 23, 2009

By:      /s/ Winston E. Hickman
            Winston E. Hickman
            Vice President and Chief Financial Officer

EXHIBIT INDEX

3.1	Amendment to the Amended and Restated Bylaws of Comarco, Inc.